EXHIBIT 10.17.02


                      THE AMERICAN INSTITUTE OF ARCHITECTS

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                             AIA DOCUMENT A117-1987

                      Abbreviated Form of Agreement Between

                              Owner and Contractor

                                       for

                     CONSTRUCTION PROJECTS OF LIMITED SCOPE
                        where the basis of payment is the
                           COST OF THE WORK PLUS A FEE
                   with or without a Guaranteed Maximum Price

                                  1987 EDITION

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

This document includes abbreviated General Conditions and should not be used with other general conditions.
It has been approved and endorsed by The Associated General Contractors of America.

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AGREEMENT

made as of the       15th    day of August   in the year of
Nineteen Hundred and Ninety-Eight.

BETWEEN the Owner:              Roberts Properties Residential, L.P.
(Name and address)              8010 Roswell Road, Suite 120
                                Atlanta, Georgia  30350

and the Contractor:             Roberts Properties Construction, Inc.
(Name and address)              8010 Roswell Road, Suite 120
                                Atlanta, Georgia  30350

The Project is:                 Ballantyne
(Name and location)             New US Highway 521 & Ballantyne Commons Parkway
                                Charlotte, North Carolina 28277

The Architect is:               The Preston Phillips Partnership, Inc.
(Name and address)              9000 Central Park West
                                Suite 100
                                Atlanta, Georgia  30328


The Owner and Contractor agree as set forth below.

Copyright 1979, (C)1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Portions of this document are derived from AIA Documents A111, Standard Form of Agreement Between Owner and Contractor where the basis of payment is the Cost of the Work Plus a Fee, copyright (C) 1987 and earlier years, and AIA Document A201, General Conditions of the Contract for Construction, copyright (C)1987 and earlier years. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.

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                                    ARTICLE 1

                            THE WORK OF THIS CONTRACT

1.1 The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:

All site clearing, grading, utilities, paving, curb and gutters, landscaping, etc. associated with the construction of 332 total one, two, three or four bedroom units, a swimming pool, maintenance/car wash building and trash compactor. The property consists of all that tract of land in Mecklenburg County, State of North Carolina described as follows: Being all of the 23.757 acre tract designated as Parcel E on the plat recorded in Map Book 29, Page 305 of the Mecklenburg County public Registry. Project is to be constructed in accordance with the approved Plans & Specifications to be prepared by The Preston Phillips Partnership, Inc.

Any adverse soil conditions that may be encountered are included in this Cost Plus Contract; any costs associated with those conditions shall be borne by the Owner.

                                    ARTICLE 2

                           RELATIONSHIP OF THE PARTIES

2.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and utilize the Contractor's best skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to make best efforts to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. The Owner agrees to exercise best efforts to enable the Contractor to perform the Work in the best way and most expeditious manner by furnishing and approving in a timely way information required by the Contractor and making payments to the Contractor in accordance with the requirements of the Contract Documents.

                                    ARTICLE 3

                 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

The Date of Commencement shall be the first day after both parties have signed the original Agreement or a later date agreed upon by both parties. Contractor must file a Notice of Commencement per Georgia Law. A recorded copy will be maintained in the Contractor's file and on the jobsite.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than 14 months after the Date of Commencement, subject to adjustments of this Contract Time as provided in the Contract Documents.


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AIA DOCUMENT A117 o ABBREVIATED  COST-PLUS  OWNER-CONTRACTOR  AGREEMENT o SECOND
EDITION o AIA(R) (C)1987 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N. W., WASHINGTON, D.C. 20006
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

                                    ARTICLE 4

                                  CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum consisting of the Cost of the Work as defined in Article 5 and the Contractor's Fee determined as follows:

The Contractor shall be paid monthly on a cost basis plus the Contractor's fee of 10%, payable on the 10th of each month unless the 10th falls on the weekend, then payment shall be due on the next business day. The Contractor shall submit an invoice to the Owner no later than the 1st of the following month for all expenses incurred in the preceding month. This invoice shall include a detailed listing of all expenses which shall include invoice numbers, dates, supplier or subcontractor identification and amounts due. The 10% Contractor's Fee shall be billed as a separate line item on the invoice.

4.2      GUARANTEED MAXIMUM PRICE (IF APPLICABLE)

4.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed N/A Dollars ($ N/A ), subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

                  N/A

4.2.2 The Guaranteed Maximum Price is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

                  N/A

4.2.3    The amounts agreed to for unit prices, if any, are:

                  N/A

                                    ARTICLE 5

                             COSTS TO BE REIMBURSED

5.1 The term "Cost of the Work" shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 5.

5.1.1 Wages of  construction  workers  directly  employed by the  Contractor  to
perform  the  construction  of  the  Work,   including   welfare,   unemployment
compensation, social security and all other benefits.

5.1.2 Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction. All discounts for cash for prompt payment shall accrue to the Contractor.

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AIA DOCUMENT A117 o ABBREVIATED  COST-PLUS  OWNER-CONTRACTOR  AGREEMENT o SECOND
EDITION o AIA(R) (C)1987 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N. W., WASHINGTON, D.C. 20006
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

5.1.3 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

5.1.4 Costs of all materials, temporary facilities, equipment and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site and fully consumed in the performance of the Work.

5.1.5 Reasonable rental costs for necessary temporary facilities, machinery, equipment, and hand tools used at the site of the Work, whether rented from the Contractor or others. Rates and quantities of equipment rented shall be subject to the Contractor's prior approval.

5.1.6 That portion directly attributable to this Contract of premiums for insurance and bonds.

5.1.7 Losses and expenses, not compensated by insurance or otherwise, sustained by the Contractor in connection with the Work, provided they have resulted from causes other than the fault or neglect of the Contractor.

5.1.8    Costs of removal of debris from the site.

5.1.9 Costs incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property.

5.1.10 All other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

                                    ARTICLE 6

                           COSTS NOT TO BE REIMBURSED

6.1      The Cost of Work shall not include:

6.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, with the exception of the Vice President of Estimating.

6.1.2 Expenses of the Contractor's principal office and offices other than the site office.

6.1.3  Overhead and general  expenses,  except as may be  expressly  included in
Article 5.

6.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

6.1.5 Costs due to the fault or negligence of the Contractor, Subcontractors, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to, costs for correction of damaged, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied, and making good damage to property not forming part of the Work.

6.1.6    Any cost not specifically and expressly described in Article 5.

6.1.7 Costs which would cause the Guaranteed Maximum Price, if any, to be exceeded.

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AIA DOCUMENT A117 o ABBREVIATED  COST-PLUS  OWNER-CONTRACTOR  AGREEMENT o SECOND
EDITION o AIA(R) (C)1987 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N. W., WASHINGTON, D.C. 20006
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


                                    ARTICLE 7

                         DISCOUNTS, REBATES AND REFUNDS

7.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

7.2 Amounts that accrue to the Owner in accordance with the provisions of Paragraph 7.1 shall be credited to the Owner as a deduction from the Cost of the Work.

                                    ARTICLE 8

                               ACCOUNTING RECORDS

8.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to Contractor's records relating to this Contract. The Contractor shall preserve these records for a period of seven years after final payment, or for such longer period as may be required by law.

                                    ARTICLE 9

                                PROGRESS PAYMENTS

9.1 Based upon Applications for Payment submitted to the Owner's construction inspector by the Contractor and Certificates for Payment issued by the Owner's construction inspector, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided in the Contract Documents. The period covered by each Application for Payment shall be one calendar month ending on the last day of the month.

9.2 Payments due and unpaid under the Contract shall bear interest from when the payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

     The prevailing prime rate of First Union National Bank, plus 1%.

                                   ARTICLE 10

                                  FINAL PAYMENT

10.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be paid by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work and to satisfy other requirements, if any, which necessarily survive final payment, and (2) a final Certificate for Payment has been issued by the Owner's construction inspector.

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AIA DOCUMENT A117 o ABBREVIATED  COST-PLUS  OWNER-CONTRACTOR  AGREEMENT o SECOND
EDITION o AIA(R) (C)1987 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N. W., WASHINGTON, D.C. 20006
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

                                   ARTICLE 11

                        ENUMERATION OF CONTRACT DOCUMENTS

11.1  The  Contract   Documents  are  listed  in  Article  12  and,  except  for
Modifications issued after the execution of this Agreement, are enumerated as follows:

                  N/A

11.1.1 The Agreement is this executed Abbreviated Form of Agreement Between Owner and Contractor, AIA Document A117, 1987 Edition.

11.1.2 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated N/A , and are as follows:

Document                    Title                                       Pages

                  N/A




11.1.3 The Specifications are those contained in the Project Manual dated as in Subparagraph 11.1.2, and are as follows:

Section                      Title                                       Pages

                  N/A


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AIA DOCUMENT A117 o ABBREVIATED  COST-PLUS  OWNER-CONTRACTOR  AGREEMENT o SECOND
EDITION o AIA(R) (C)1987 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N. W., WASHINGTON, D.C. 20006
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



11.1.4   The Drawings are listed on:


Number                               Title                            Pages

         Exhibit "A" List of Drawings shall be provided upon completion and acceptance of approved Plans & Specifications.

11.1.5   The Addenda, if any, are as follows:

Number                                Title                           Pages

                  N/A

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 11.

11.1.6 Other Documents, if any, forming part of the Contract Documents are as follows:


         Exhibit "B" Application for Payment to follow. (To be provided upon commencement of construction).

This Agreement is entered as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Owner's construction inspector for use in the administration of the Contract, and the remainder to the Owner.


---------------------------------------------  ---------------------------------
ROBERTS PROPERTIES                             ROBERTS PROPERTIES
RESIDENTIAL, L.P.                              CONSTRUCTION, INC.
a Georgia limited partnership

By:  Roberts Realty Investors, Inc., its sole
     General Partner

/s/ Charles R. Elliott                         /s/ Charles S. Roberts
-------------------------------------------    ---------------------------------
Charles R. Elliott, Chief Financial Officer    Charles S. Roberts, President



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AIA DOCUMENT A117 o ABBREVIATED  COST-PLUS  OWNER-CONTRACTOR  AGREEMENT o SECOND
EDITION o AIA(R) (C)1987 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N. W., WASHINGTON, D.C. 20006
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


                          EXHIBIT "A" LIST OF DRAWINGS
                          ----------------------------

The Preston Phillips Partnership, Inc.
Dated               Revised
         ---------


    ARCHITECTURAL                             MECHANICAL
    -------------                             ----------

    Site Plan                                 HVAC - Unit "B" & "C" Floor Plans
    Structural Notes                          HVAC - Schedules, Details & Legend
    Floor Plan Unite "B"
    Floor Plan Unit "C"                       ELECTRICAL
                                              ----------
    Type I Building Plans
    Type II Building Plans                    Unit "B" & "C" Floor Plans
    Type III Building Plans                   Unit "B" & "C" Floor Plans
    Type III Building Plans                   Unit "B" & "C" Floor Plans
    Type III Building Plans                   Building Floor Plans
    Type III Building Plans
    Type III Building Plans                   PLUMBING
                                              --------
    Bldgs. Type I Foundation Plans
    Bldgs. Type II Foundation Plans           Plum- Unit "B" & "C" Floor Plans
    Bldgs. Type III Foundation Plans          Building Plans - Plumbing
    Bldgs. Type III Foundation Plans          Notes, Schedules & Details
    Unit "B" & "C" Floor Framing Plans
    Building Type I Roof Plan
    Building Type II Roof Plan
    Building Type III Roof Plan
    Building Type III Roof Plan
    Building Type I Elevations
    Building Type II Elevations
    Building Type II Elevations
    Building Type III Elevations
    Building Type III Elevations
    Building Type III Elevations
    Building Type III Elevations
    Stair Sections
    Wall Sections
    Wall Sections
    Deck Section
    Details
    Details
    Details
    Schedules
    Interior Elevations
    Fire
    Carwash/Maintenance
    Carwash/Maintenance
    Trash Compactor

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AIA DOCUMENT A117 o ABBREVIATED  COST-PLUS  OWNER-CONTRACTOR  AGREEMENT o SECOND
EDITION o AIA(R) (C)1987 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N. W., WASHINGTON, D.C. 20006
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